PIERIS PHARMACEUTICALS SUPERIOR MEDICINES THROUGH EFFICIENT BIOLOGY CORPORATE PRESENTATION January 2022

Forward-Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, the timing for initiation of clinical trials of PRS-220; whether PRS-220 will provide a clinical benefit in the treatment of IPF and PASC-related fibrosis, whether the combination of cinrebafusp alfa with other therapies could address a high medical need in HER2 gastric cancer patients who do not respond to traditional HER2-targeted therapies; whether the effects of the combination of cinrebafusp alfa with other therapies seen in preclinical studies will be observed in clinical trials; whether data from patients enrolled to date will be sufficient to inform the recommended phase 2 dose for the Company's planned proof of concept study of cinrebafusp alfa in gastric cancer; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs, references to novel technologies and methods and our business and product development plans, including the Company's cash resources, the advancement of our proprietary and co- development programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS-060/AZD1402, cinrebafusp alfa, PRS-344, and PRS-352, and the expected timing of the initiation of the next stage of cinrebafusp alfa's development in gastric cancer. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the U.S. Food and Drug Administration; competition in the industry in which we operate; delays or disruptions due to COVID-19; and market conditions. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the Securities and Exchange Commission available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company’s subsequent Quarterly Reports on Form 10-Q. 2

Our Formula for Success 3 We combine leading protein engineering capabilities and deep insights into molecular drivers of disease to develop medicines that drive local biology to produce superior clinical outcomes for patients.

Executive Summary 4 • Protein therapeutics that exploit biology validated by mAbs yet are engineered for focused activity at disease locus • Improved activity, reduced side effects, increased convenience Superior Medicines via Efficient Biology • Oral inhaled antagonists for respiratory disease • Locally activated immuno-oncology bispecifics • 2 POC readouts this year; several follow-on candidates Two Focus Areas • ~$200M since 2017 in upfronts, milestones and equity investments • Several co-developed and out-licensed programs • Clinical supply for combination studies and development expertise Supportive Partnerships

A Novel Therapeutic Class with Favorable Drug-Like Properties • Human – Derived from lipocalins (human extracellular binding proteins) • Small – Monomeric, monovalent, small size (~18 kDa vs. ~150kDa mAbs) • Stable – Inhalable delivery • Simple – Bi/multispecific constructs • Proprietary – Broad IP position on platform and derived products Translational Science Expertise to Deploy Platform in Meaningful Way • Immunology expertise underpins IO and respiratory focus • A leader in 4-1BB and costim biology • Patient phenotyping efforts for improved stratification and novel intervention points in, e.g., asthma Anticalin® Proteins as Therapeutic Modalities 5 Anticalin Protein Target

Two-fold Focus of Anticalin Platform Deployment Inhalable formulations to treat respiratory diseases locally 6 Bispecifics for local immune agonism to treat cancer Tumor cell Immune cell

Our Pipeline 7 IMMUNO-ONCOLOGY CANDIDATE TARGETS INDICATION PARTNER OUR COMMERCIAL RIGHTS DISCOVERY PRECLINICAL Phase 1 Phase 2 Cinrebafusp Alfa (PRS-343) 4-1BB/HER2 HER2-High GC** n/a Worldwide HER2-Low GC** PRS-344/S095012 4-1BB/PD-L1 n.d. US Rights; ex-US Royalties PRS-352 n.d. n.d. Royalties PRS-342/BOS-342 4-1BB/GPC3 n.d. Royalties Seagen Programs‡ Co-stim Agonist n.d. US Co-Promotion Option; Royalties ‡3 bispecific programs in collaboration with Seagen, with Pieris retaining a US co-promotion option for the second program ** Phase 2 study includes HER2-high arm in combination with ramucirumab and paclitaxel and HER2-low arm in combination with tucatinib; drug supply agreements with Lilly and Seagen, respectively RESPIRATORY CANDIDATE TARGETS INDICATION PARTNER OUR COMMERCIAL RIGHTS DISCOVERY PRECLINICAL Phase 1 Phase 2 PRS-060/AZD1402 IL4-Rα Asthma Worldwide Gross Margin Option PRS-220 CTGF IPF, PASC-PF n/a Worldwide AstraZeneca Programs* n.d. n.d. Worldwide Gross Margin Options Genentech Programs+ n.d. n.d. Royalties *4 respiratory programs in collaboration with AstraZeneca, 2 of which carry co-development and co-commercialization options for Pieris +Collaboration includes 1 respiratory program and 1 ophthalmology program 7

Validating Partnerships with Leading Companies • PRS-060/AZD1402 + 4 additional programs • Upfront & milestones to date: $70.5M • $10M equity investment from AstraZeneca • Eligible to receive over $5.4B in potential milestone payments plus royalties • Retained co-development and co- commercialization (US) options on PRS- 060 and up to 2 additional programs • Boston Pharmaceuticals holds exclusive license for PRS-342/BOS-342 • Upfront & milestones to date: $10M • Eligible to receive up to approximately $353M in potential milestone payments • Entitled to tiered royalties • 1 respiratory program + 1 ophthalmology program • Upfront & milestones to date: $20M • Eligible to receive over $1.4B million in potential milestone payments • Entitled to tiered royalties • Genentech has option to select additional targets in return for an option exercise fee • 3-program IO bispecific partnership • Upfront & milestones to date: $35M • Eligible to receive up to approximately $1.2B in potential milestone payments plus royalties • $13M equity investment from Seagen • Tucatinib drug supply for phase 2 combination trial of cinrebafusp alfa in HER2-low gastric cancer • PRS-344/S095012: PD-L1/4-1BB antibody- Anticalin bispecific, for which Pieris holds full U.S. rights • Upfront & milestones to date: ~$41M • Eligible to receive up to approximately $261M in potential milestone payments • Entitled to tiered royalties 8

Anticalin Technology Advantages: Differentiated Respiratory Platform 9 • Lipocalin templates deployed by Pieris in respiratory programs are abundant in the human lung and can permeate lung epithelium • Stable, monovalent molecules with high melting temperatures and insensitivity to mechanical stress • Inhalation pharmacokinetics suitable for once or twice daily administration and compatible with flexible treatment regimens • Control of particle size distribution in critical size range in both “wet” and “dry” formulations to enable tailored delivery to discrete lung regions

PRS-060/AZD1402: Inhaled IL-4Rα Antagonist 10 PRS-060/AZD1402Candidate Inhibiting IL4-Rα (disrupts IL-4 & IL-13 signaling) Function/MoA Moderate-to-severe asthmaIndications Phase 2a in moderate uncontrolled asthmatics Development Co-development and U.S. co-commercialization options, including gross margin shareCommercial Rights PRS-060/AZD1402

PRS-060/AZD1402 Progressed into Efficacy Portion of Phase 2a 11 Participant Population: Moderate asthmatics controlled on ICS/LABA Primary Endpoint: Safety and tolerability compared to placebo from baseline until follow-up (approximately 56 days) # of Participants: ~45 (randomized: 1:1:1 for part 1a; 2:1 for part 1b) Part 1 (Safety) Participant Population: Moderate uncontrolled asthmatics on ICS/LABA with blood EO count of ≥ 150 cells/μL and FeNO ≥ 25 ppb at screening* Primary Endpoint: Improvement of FEV1 at four weeks relative to placebo # of Participants: ~300 (randomized: 1:1:1 for part 2a; 2:1 for part 2b) Part 2 (Efficacy) Study is sponsored, conducted, and funded by AstraZeneca Parts 1b & 2a initiated 1Q 2022 Dry powder formulation, administered b.i.d. over four weeks on top of standard-of-care therapy (medium dose ICS with LABA) Up to three dose levels plus placebo  Part 1a: Low + Med Dose  Part 1b: High Dose  Part 2a: Low + Med Dose  Part 2b: High Dose *In addition to uncontrolled asthmatics with threshold EO count and FeNO profile, there are other enrollment criteria associated with part 2 not in part 1, including FEV1, and a different ACQ score.

DPI Formulation of PRS-060/AZD1402 Passed Safety Review Safety review performed of the following (compared to placebo): Incidence of adverse events Changes in laboratory markers (immune biomarkers, clinical chemistry, and hematology) Forced expiratory volume in 1 second (FEV1) Pharmacokinetics Safety review successfully completed for two different dose levels that will now be explored for efficacy in participants with asthma uncontrolled on medium dose ICS-LABA 31 moderate asthmatics controlled on standard-of-care (medium dose ICS with LABA) asthma therapy were dosed twice daily over four weeks randomized across two dose levels and placebo arm (1:1:1) 12

Moderate-to-Severe Asthma Market Opportunity All numbers reflect 2016 estimates. Source: Artisan Healthcare Consulting analysis (2016), including the following: CDC, Eurostat, Rabe (2004), Cazzoletti (2007), Colice (2012), Hekking (2015). 7.8M 3.1M 19.0M asthma patients over 12 years of age in the U.S. with moderate-to- severe asthma (41%) 19.0M uncontrolled (40%) 7. 3.1M U.S. EU 1.9M high EOs (60%) 1.2M low EOs (40%) 5.2M high EOs (60%) 3.4M low EOs (40%) asthma patients over 12 years of age in the EU with moderate-to- severe asthma (45%) 47.8M uncontrolled (40%) 21.5M 8.6M 13

Potential Large Market Opportunity in Moderate-to-Severe Asthma not Addressed by ICS/LABA before Injectable Biologics 1 2 INTERMITTENT AND MILD 3 MILD-TO-MODERATE 4 MODERATE-TO-SEVERE 5 SEVERE A S T H M A C O N T R O L L E R S AS NEEDED LOW DOSE ICS- FORMOTEROL Anti-IgE, IL5, IL4/IL13 INHALED INJECTABLE BIOLOGIC Global Initiative for Asthma (GINA) Steps (2021) INHALED BIOLOGIC ICS = Inhaled corticosteroids SABA= Short-acting β2 adrenergic receptor agonists LABA = Long-acting β2 adrenergic receptor agonists LAMA = Long-acting muscarinic antagonists LOW DOSE ICS- FORMOTEROL* LAMA PRS-060/AZD1402 Intervention Points: Tx solution for uncontrolled pts MED DOSE ICS- FORMOTEROL* MED-HIGH DOSE ICS-FORMOTEROL* GINA: Track 1 (preferred) AS NEEDED SABA WITH LOW DOSE ICS OR MAINTENANCE LOW DOSE ICS LOW DOSE ICS- LABA* MED-HIGH DOSE ICS- LABA* MED-HIGH DOSE ICS- LABA* GINA: Track 2 INHALED PRS-060/AZD1402 *Maintenance dose 14

Co-Development Options for PRS-060/AZD1402 PIRS Opt-in Decision Point Phase 2a Primary Endpoint: Improvement of FEV1 at 4 weeks relative to placebo Investor Warrants: ~$64M in warrants to fund development exercisable by investors for cash at an exercise price of $7.10 per share within 60 days from positive phase 2a topline readout Co-Dev Option Requirements: 30-day opt-in period triggered upon completion of Phase 2a trial & notice by AZ, including product development plan & budget 25% cost share, including cost cap; no additional opt-in costs No opt-in & no cost sharing 50% cost share without cost cap; no additional opt-in costs Three Possible Options 15

PRS-220: Inhaled CTGF Antagonist PRS-220Candidate Inhibiting CTGF/CCN2Function/MoA IPF and PASC-PF*Indications Entering phase 1 in healthy subjects this year Development Fully proprietaryCommercial Rights PRS-220 *Idiopathic pulmonary fibrosis and post-acute sequelae of SARS-CoV-2 infection (PASC) pulmonary fibrosis 16

IPF: High Unmet Medical Need and Significant Commercial Opportunity people affected worldwide with increasing global incidence, with ~130K affected in the US each year1,2 3 to 5 million mean survival from the time of diagnosis2 2 to 5 years current market in sales>$3B 17 1 – Glassberg, AJMC 2019 2 - Meltzer, Orphanet Journal of Rare Diseases 2008 Martinez, Nature Rev Dis Primer, 2017 IPF is a chronic, progressive, and ultimately fatal lung disease of unknown cause characterized by chronic lung inflammation and progressive scarring (fibrosis) of the tissues between the alveoli of the lung Currently approved treatments provide modest benefit, in addition to having side effects that require management

CTGF: Clinically Validated Intervention for IPF • Connective tissue growth factor (CTGF), or CCN2, a protein localized in the extracellular matrix, is a driver of fibrotic remodeling as consequence of an aberrant wound healing process • Over-expression of the protein in lung tissue is observed in patients suffering from IPF • Competitor clinical data indicate inhibition of CTGF reduces the decline in lung function among patients with IPF • Competitor compound requires high- dose infusions to effectively target lung- resident CTGF 18 (Lipson, Fibrogenesis & Tissue Repair, 2012) CTGF affects multiple signaling pathways and processes important in pathophysiology. CTGF interacts with a variety of molecules, including cytokines and growth factors, receptors and matrix proteins. These interactions alter signal transduction pathways, either positively or negatively, which results in changes in cellular responses.

PRS-220: Inhaled Solution The only CTGF inhibitor in clinical trials for IPF is a monoclonal antibody administered by IV infusion, 30 mg/kg every three weeks The objective of PRS-220 is to more efficiently engage a clinically validated target via oral inhalation directly to the lung epithelium and interstitium Benefits of inhaled administration: • Inhaled administration eliminates the need for additional clinic visits required for systemic drug administration • Direct administration into the lungs may result in more efficient CTGF inhibition in the site of the disease • Patients with IPF frequently take inhaled medications and thus no additional training required • This approach supports add-on to SOC, whereas patients on SOC are excluded from current studies of reference mAb 19

Grant from Bavarian Government to Support Program Acceleration and Evaluation of Efficacy in PASC-PF approximately 14 million euro grant from the Bavarian government for the research and development of PRS-220 for post-acute sequelae of SARS-CoV-2 infection (PASC) pulmonary fibrosis (PASC-PF) 20 ~$17M • Allow Pieris to accelerate development of the program – IND planned 2022 • Support clinical-readiness activities and initial clinical development for the program, including GLP tox studies, GMP manufacturing, and phase 1 clinical development • Broaden scope of the program beyond the original IPF indication by including the evaluation of PRS-220 for the treatment of post-COVID-19-related pulmonary fibrosis Grant will:

PRS-220 for PASC-PF 21 Post-acute sequelae of SARS-CoV-2 infection (PASC) pulmonary fibrosis (PASC-PF), also known as post-COVID-19 syndrome pulmonary fibrosis, affects patients who have recovered from acute COVID-19 Blocking CTGF with an inhaled Anticalin protein may reduce the extent and persistence of fibrotic interstitial lung disease in patients after moderate and severe COVID-19 CTGF About a third of patients hospitalized with severe COVID-19 have persistent interstitial lung abnormalities lasting up to six months after infection Prevalence PASC-PF

Cinrebafusp Alfa (PRS-343): Lead IO Asset 22 Cinrebafusp alfa (PRS-343)Candidate Tumor-targeted 4-1BB agonism and HER2 antagonism Function/MoA HER2-high and HER2-low gastric cancerIndications Phase 2Development Fully proprietaryCommercial Rights HER2-Targeting Antibody 4-1BB-Targeting Anticalin Proteins

Cinrebafusp Alfa Phase 1 Summary • Acceptable profile observed at all doses tested with no dose-limiting toxicities • Clinical benefit at active dose levels (≥ 2.5 mg/kg), including confirmed complete response and several confirmed partial responses • Dose-dependent immune activation and 4-1BB modulation in both HER2-high and HER2-low expressing patients • Durable anti-tumor activity in heavily pre-treated patient population, including "cold" tumors • As lead IO program, cinrebafusp alfa provides key validation of 4-1BB franchise and follow-on programs, including PRS-344 and PRS-342 23

Cinrebafusp Alfa Phase 1 Monotherapy Study 24 Study Objectives Primary: Characterize safety profile Identify MTD or RP2D Secondary: Characterize PK/PD & immunogenicity Preliminary anti-tumor activity Key Eligibility Criteria Inclusion: Metastatic HER2+ solid tumors Breast & gastric/GEJ ≥ 1 prior anti-HER2 Tx Measurable disease (RECIST v1.1) ECOG 0 or 1 Exclusion: Symptomatic or unstable brain metastasis Abnormal cardiac EF (< 45%) 0.0005 mg/kg 0.05 mg/kg 0.15 mg/kg (n = 5) 0.5 mg/kg (n = 7) 1.0 mg/kg (n = 6) 2.5 mg/kg (n = 6) 5 mg/kg (n = 9) 8 mg/kg (n = 26) 12 mg/kg (n = 3) 18 mg/kg (n = 9) (n = 7) Accelerated Titration Dose Escalation Study Design Q3W Q2W QW, Q2W & Q3W active dose range 13b 12b 11, 11b, 11c, obi 10 9 8 7 6 5

Phase 1 Monotherapy Treatment-related Adverse Events at Active Doses (≥ 2.5 mg/kg) 25 Data cut-off: 25-Feb-21 Treatment-related Adverse Events (TRAEs occurring in > 1 patient; n = 53) All Grades n (%) Grade 1-2 n (%) Grade 3-4 n (%) Infusion-related reaction 13 (25%) 9 (17%) 4 (8%) Nausea 7 (13%) 7 (13%) Chills 6 (11%) 6 (11%) Vomiting 6 (11%) 6 (11%) Dyspnea 4 (8%) 4 (8%) Fatigue 4 (8%) 4 (8%) Arthralgia 3 (6%) 2 (4%) 1 (2%) Decreased appetite 3 (6%) 3 (6%) Non-cardiac chest pain 3 (6%) 3 (6%) Asthenia 2 (4%) 2 (4%) Diarrhea 2 (4%) 2 (4%) Dizziness 2 (4%) 2 (4%) Headache 2 (4%) 2 (4%) Paresthesia 2 (4%) 1 (2%) 1 (2%) Pruritus 2 (4%) 2 (4%) Pyrexia 2 (4%) 2 (4%) Rash 2 (4%) 2 (4%) 1 Gr 3 Ejection Fraction dec and 1 Gr 3 Heart Failure; both events occurred in one patient and resolved w/o sequelae.

Summary of Responses in Phase 1 Monotherapy Study 26 Cohort 13b 12b 11c Obi 11b 11 10 9 Total Best Response 18 mg/kg, Q2W 12 mg/kg, Q2W 8 mg/kg, QW 8 mg/kg, Q2W 8 mg/kg, Q2W 8 mg/kg, Q3W 5 mg/kg, Q3W 2.5 mg/kg, Q3W Evaluable Patients 8 2 5 4 7 4 7 5 42 CR 1 - - - - - - - 1 PR 1 - - - 3 - - - 4 SD 3 - 1 2 3 3 3 2 17 ORR 25% 0% 0% 0% 43% 0% 0% 0% 12% DCR 63% 0% 20% 50% 86% 75% 43% 40% 52% Data cut-off: 25-Feb-21

Cinrebafusp Alfa Phase 1 Monotherapy Efficacy Data: Analysis of Patients Treated at Active Doses 27 Overall Population Data cut-off: 25-Feb-21 *Manual update for CUP patient from Medidata 9-Apr-21 *

Durable Responses with Cinrebafusp Alfa Among Heavily Pre-treated Population 28 Data cut-off: 25-Feb-21 Overall Population

Cinrebafusp Alfa Shows Dose-dependent Activity Across Key Pharmacodynamic Parameters 29 S er um ( s4 -1 B B ) T um o r (C D 8+ ) Mann-Whitney U TestConnects group averages Dose at 8 mg/kg incorporates patients treated at Q1W, Q2W, or Q3W Median Data cut-off: 25-Feb-21

Cinrebafusp Alfa Activates Adaptive and Innate Immunity in the Tumor 30 Data cut-off: 25-Feb-21 p = 0.002 CD8+ Cells p = 0.0115 CD8+Ki67+ Cells p = 0.0051 NK Cells p = 0.1551 GrzB+ Cells Denotes group averages Median Unpaired One-Tailed Welch`s Biopsy Pre-dose Biopsy Post-dose (Cycle 2 Days 2-8) PRS-343 (Cycle 2 Day 1) PRS-343 (Cycle 1 Day 1) p = 0.0782 Based on preclinical and clinical data, serum concentration of > 20 µg/ml defines active dose range beginning at 2.5 mg/kg (Cohort 9)

Single-Agent Activity in Both “Hot” and “Cold” Tumors 31 Data cut-off: 25-Feb-21 PD-L1 status and CD8+ T cells levels in tumor biopsies Several patients with clinical benefit have low/negative PD-L1 status and low CD8+ T cell numbers PR SD CR * Threshold informed by (Tumeh et al., 2014 and Blando et al., 2019) Cold Tumor Hot Tumor & PD-L1 High CD8 High/PD-L1 Low/Negative CD8 Low/PD-L1 High *

Signs of Preclinical and Clinical Activity in the HER2-Low Setting 32 PRS-343 increases soluble 4-1BB in HER2-low-expressing patients Baseline On-tx 0 5 10 40 60 Her 2 IHC 2+ Her 2 IHC 1+ PRS-343 enhances T cell activation in in vitro co-cultures with HER2-low tumor cell lines1 1Hinner et al., Clin Can Res 2019 Her 2 IHC 2+ Her 2 IHC 1+ Patient with SD Patient with PD F o ld c h an g e IL 2 ( L o g 2 ) Normalized HER2 expression JIMT-1 MDA-MB-453 ZR-75-1 MKN7 MKN45 Data cut-off: 25-Feb-21

Cinrebafusp Alfa Clinical Development Plan 33 Go/No-Go Analysis Gastric Cancer 2L A R M A HER2-High (IHC3+ or IHC2+/ISH+) Cinrebafusp Alfa + Ramucirumab + Paclitaxel Phase 2 Details add. 20 – 40 pts add. 20 – 40 pts Part BPart A N = ~ 20 pts Target ORR ≥ 50% N = ~ 20 pts Target ORR ≥ 40% Gastric Cancer 2L+ A R M B HER2-Low (IHC2+/ISH- or IHC1+) Cinrebafusp Alfa + Tucatinib Phase 2 Dose: Two-cycle loading dose of 18 mg/kg (Q2W), followed by an 8 mg/kg dose (Q2W) in subsequent cycles High bar to progress to Part B based on ORR, durability, and safety

Cinrebafusp Alfa Opportunity in HER2-High & HER2-Low Gastric Cancer 34 1st Line 2nd Line 3rd Line Cinrebafusp Alfa Initial Focus *HER2-Low = IHC2+/ISH- or IHC1+ US Incidence: ~800 EU5 Incidence: ~1,300 JP Incidence: ~3,500 US Incidence: ~1,500 EU5 Incidence: ~2,800 JP Incidence: ~5,000 US Incidence: ~2,600 EU5 Incidence: ~5,200 JP Incidence: ~9,500 US Incidence: ~3,700 EU5 Incidence: ~7,400 JP Incidence: ~13,400 US Incidence: ~2,100 EU5 Incidence: ~4,000 JP Incidence: ~7,000 US Incidence: ~1,100 EU5 Incidence: ~1,700 JP Incidence: ~4,900 1 Meta Analysis of 12 studies (10,287 patients; Range 12.3-26.9%) 2 Eric Van Cutsem, et al., Gastric Cancer (2015) 18:476–484 ~17%1 HER2-high Patients ~24%2 HER2-low* Patients Total US, EU5 & JP Incidence (HER2+ & HER2-Low): ~30,000

PRS-344/S095012: Meaningfully Building on Localized MoA of Cinrebafusp Alfa 35 PRS-344/S095012Candidate Localized 4-1BB agonism with PD-L1 antagonism Function/MoA N.D.Indications Phase 1 (in co-dev with Servier)Development Co-development with full U.S. commercial rights; royalty on ex-U.S. sales Commercial Rights PD-L1-Targeting Antibody 4-1BB-Targeting Anticalin Proteins

PRS-344 Drives Strong Anti-tumor Activity in Anti-PD-L1 mAb- resistant Mouse Model 36 • Dose-dependent anti-tumor response that leads to significant extension of survival • Superior to equimolar doses of anti-PD-L1 mAb treatment alone h-4-1BB knock-in mice subcutaneously implanted with MC-38-huPD-L1 cells Tumor Growth Survival 0 10 20 30 40 50 0 20 40 60 80 100 0 5 10 15 20 25 30 35 0 1000 2000 3000 4000 *** ****** *** * ** * PRS-344/S095012 (1 mg/kg) anti-4mAb 3mg/kg Vehicle control PRS-344/S095012 (10 mg/kg) PRS-344/S095012 (0.01 mg/kg) anti-PD-L1 mAb (7.7 mg/kg) anti-PD-L1 mAb (0.8 mg/kg) PRS-344/S095012 (0.1 mg/kg) Days after implantationDays after implantation Vehicle Anti-PD-L1 - 7.7 mg/kg Anti-PD-L1 - 0.77 mg/kg 4-1BB bench ark - 3 g/kg PRS-344/S095012 - 10 mg/kg PRS-344/S095012 - 1 mg/kg PRS-344/S095012 - 0.1 mg/kg PRS-344/S095012 - 0.01 mg/kg

Financial Overview (Unaudited, as of 12/31/21) 37 non-dilutive capital from partnerships since 2017>$175M $117.8M Cash & Cash Equivalents $0.0 Debt 72.2M CSO grant announced in 2021>$17M>$17M

Appendix

PRS-060 Phase 1

PRS-060 Phase 1 Multiple Ascending Dose Trial Ascertain PK/PD with a reliable biomarker to confirm local target engagement and inform Phase 2 dosage regimenStrategic Objectives Dosing patients with mild asthma with elevated FeNO levels (≥35 ppb), to receive inhaled PRS-060 or pbo b.i.d.* over a 10-day periodTrial Design Highlights Pieris is sponsoring the trial; AstraZeneca is reimbursing Pieris for all associated costs Initiated in July 2018 Evaluating safety, tolerability, PK, and PD and will also evaluate FeNO reduction vs. placebo Measuring safety, tolerability and FeNO changes days 1-10, 17, and 40 *q.d. on Day 10 40

Phase 1b Interim Results: Favorable Safety Profile 41 • All doses of AZD1402/PRS-060 tested in the study were well tolerated • No treatment-related serious AEs were observed System organ class AE Preferred Termsb Placebo (N = 12) n (%) m AZD1402/PRS-060c (N = 30) n (%) m Overall (N = 42) n (%) m Gastrointestinal disorders Dry mouth Nausea 4 (33.3) 4 1 (8.3) 1 1 (8.3) 1 13 (43.4) 14 2 (6.7) 2 3 (10.0) 3 17 (40.5) 18 3 (7.1) 3 4 (9.5) 4 Infections and infestations Upper respiratory tract infection 1 (8.3) 1 1 (8.3) 1 7 (23.3) 8 3 (10.0) 4 8 (19.0) 9 4 (9.5) 5 Nervous system disorders Headache Presyncope 5 (41.7) 9 3 (25.0) 6 0 13 (43.4) 18 5 (16.7) 7 4 (13.3) 6 18 (42.9) 27 8 (19.0) 13 4 (9.5) 6 Respiratory, thoracic and mediastinal disorders Cough Rhinorrhoea Wheezing 6 (50.0) 6 1 (8.3) 1 2 (16.7) 2 2 (16.7) 2 14 (46.7) 15 4 (13.3) 4 1 (3.3) 1 4 (13.3) 5 20 (47.6) 21 5 (11.9) 5 3 (7.1) 3 6 (14.3) 7

Phase 1b Interim Results: Robust FeNO Reduction 42 PRS-060 Relative FeNO Reduction (Emax Analysis) PRS-060, mg (delivered) n Reduction vs. placebo, % (95% CI) p-value 2 6 24.0 (1.8–41) 0.04 6 6 24.3 (2.7–41) 0.03 20 12 36.4 (22–48) <0.0001 60 6 30.5 (10–46) 0.005 Placebo 12 PRS-060 Relative FeNO Reduction (ANCOVA Analysis) Mean change from baseline in FeNO levels at 0.5h (A) and 2h (B) post-dose on Day 10 in participants with mild asthma

Phase 1b Interim Results: Pharmacological Versatility 43 pSTAT6 levels over time following inhalation of PRS-060 No systemic target engagement and minimal systemic exposure was observed at the 2 mg dose, suggesting that local target engagement by the drug is sufficient to reduce airway inflammation Pharmacological versatility, given low- dose FeNO reduction with no observed systemic activity (pSTAT6) versus high-dose FeNO reduction with systemic activity

Cinrebafusp Alfa – Phase 1 Monotherapy

Phase 1 Monotherapy Baseline Characteristics (N = 78) 45 Characteristic n (%) Age, Median (range) 63 (24–92) Gender F 46 (59%) M 32 (41%) ECOG PS 0 19 (24%) 1 59 (76%) Prior Therapy Lines 1 11 (14%) 2 10 (13%) 3 16 (21%) 4 12 (15%) 5+ 29 (37%) Median # of anti-HER2 Tx Breast 6 Gastric 2 Primary Cancer Type n (%) Gastroesophageal 34 (44%) Breast 16 (21%) Colorectal 12 (15%) Gynecological 9 (12%) Bladder 2 (3%) Pancreatic 1 (1%) Other – Cancer of Unknown Origin 2 (3%) Other – Salivary Duct 1 (1%) Melanoma 1 (1%) Data cut-off: 25-Feb-21

Cinrebafusp Alfa Phase 1 Monotherapy Efficacy Data: Analysis of Patients Treated at Active Doses 46 GC/GEJ & Colorectal Cancers Data cut-off: 25-Feb-21

Case Studies: PR in Gastric Cancer and CR in Rectal Cancer Patient Profile, Treatment History and Treatment Outcome 47 Rectal Cancer Patient with Complete Response • 59-year-old male; initial diagnosis in March 2017 • Rectal cancer with cardiac and lung mets • Treated with 18 mg/kg Q2W of PRS-343 • Foundation One Her2 amplification; verified in-house to be IHC 3+; MSS, TMB low Prior Treatment includes: • Folfiri/Avastin • 5FU/Avastin maintenance • Irinotecan/Avastin & SBRT Gastric Cancer Patient with Partial Response • 80-year-old woman; initial diagnosis in June 2017 • Gastric adenoca with mets to liver, LN and adrenals • Treated with 8 mg/kg Q2W of PRS-343 • HER2 IHC 3+; PD-L1 positive (CPS=3); NGS: ERBB2 amplification Prior Treatment includes: • Trastuzumab, Pembrolizumab + Capecitabine/oxaliplatin • Nivolumab with IDO1 inhibitor (investigational drug) Pre C D 8 + T c el ls (n /m m 2 ) 0 100 200 300 400 500 600 700 Post CD8 fold change: 2.3 CD8 pre [n/mm2]: 238 2 3 4 8 1 5 0 2 4 6 s 4 1 B B F o ld C h a n g e t o B a s e li n e T i m e p o i n t ( d a y s ) B a s e l i n e P r e C 2 Pre C D 8 + T c el ls (n /m m 2 ) Post CD8 fold change: 5.7 CD8 pre [n/mm2]: 38 0 50 100 150 200 250 B as el in e C 4 P o st - tr ea tm en t B as el in e C 6 P o st - tr ea tm en t 2 4 8 15 Pre C2 0 1 2 3 s4 1B B Fo ld C ha ng e to P re do se Timepoint (days) Baseline

Case Study: PR in Cancer of Unknown Primary Patient Profile, Treatment History and Treatment Outcome 48 Data cut-of: 25-Feb-21 Lesions Lesion Site Lesion Size (mm) Pre-treatment Post-treatment Cycle 2 Cycle 4 Cycle 6 Target 1 Lung, right lower lobe mass 25 13 0 0 Total 25 13 0 0 % Change from Baseline -48% -100% -100% Non-target 1 Lung, bilateral pulmonary masses Present Not assessed Present Present Non-target 2 Lymph nodes, mediastinal and hilar Present Not assessed Present Present Overall Response PR PR PR Patient Profile 82-year-old male Initial diagnosis October 2019 Carcinoma of Unknown Primary Stage 4 HER2 amplification via MD Anderson NGS; MSS- stable; TMB unknown Treatment History Open Radical Prostatectomy Radiation Carboplatin + gemcitabine Bas eli ne C1 d 2 C1 d 3 C1 d 4 C1 d 8 C1 d15 Pre C2 Pre C3 C3 d 2 C3 d 3 C3 d 4 C3 d 8 C3 1 5 0 5 10 15 Timepoint (days) Fo ld c ha ng e to b as el in e s4 -1 B B S er um Data cut-off: 25-Feb-21

Case Study: SD in Colorectal Cancer Patient Profile, Treatment History and Treatment Outcome 49 Lesions Lesion Site Lesion Size (mm) Pre-treatment Post-treatment Cycle 2 Cycle 4 Cycle 6* Target 1 Lung, right upper lobe pulmonary nodule 10 8 8 - Target 2 Lung, right lower lobe pulmonary nodule 12 11 11 - Total 22 19 19 - % Change from Baseline -14% -14% - Non-target 1 Lung, multiple pulmonary nodules Present Present Present - CEA <1.9 1.1 1.3 - Patient Profile 56-year-old female Initial diagnosis Jan 2009 Stage 4 Colorectal Adenocarcinoma Cancer Archival HER2 3+ MSI stable; KRAS, NRAS, BRAF wt Treatment History 9 prior lines of therapy, including: Folfiri Folfox + Avastin 5-FU + bevacizumab trastuzumab/pertuzumab Investigational agent (immune stimulator antibody conjugate (ISAC) with antibody similar to trastuzumab s4 -1 B B S er um Bas eli ne C1 d 2 C1 d 3 C1 d 4 C1 d 8 C1 d 15 Pre C2 Pre C3 C3 d 2 C3 d 3 C3 d 4 C3 d 8 C3 1 5 0 5 10 15 Timepoint (days) Fo ld c ha ng e to b as el in e Data cut-off: 25-Feb-21 *Data not yet available due to COVID-related delays

Cinrebafusp Alfa – Biomarkers

Soluble 4-1BB (s4-1BB): Blood-based Biomarker of Cinrebafusp Alfa Engagement 51 • s4-1BB is an alternatively spliced form of 4-1BB receptor lacking the transmembrane encoding exon (Setareh et al., 1995; Shao et al., 2008) • s4-1BB is released by leukocytes in an activation-dependent manner (Michel et al., 2000; Salih et al., 2001; Schwarz et al., 1996) • s4-1BB is produced with a slightly delayed kinetic to pathway activation. Hypothesized role as a negative regulator, keeping 4-1BB-mediated co-stimulation in check s4-1BB utility as a pathway specific biomarker provides ability to track cinrebafusp target engagement and activity using serum samples

Cinrebafusp Alfa – Phase 2 Rationale

Scientific Rationale for Combining Cinrebafusp Alfa & SoC 53 • Reduces tumor bulk • Releases antigen • Improves T cell: tumor target ratio Paclitaxel – Chemotherapy • Normalizes vascularization • Alters tumor barrier to T cell penetration • Reduces Tregs & inhibits TAMs Ramucirumab – Anti-Angiogenic1-3 • Increases T cell survival and metabolic fitness in the TME • Induces T cell memory • Drives T cell expansion • Induces anti-tumor cytolytic activity Cinrebafusp Alfa – 4-1BB Agonist 1 - Allen et al., Science Translational Medicine 2017 2 - Juang et al., Front Immunology 2018 3 - Tada et al., Journal for Immunotherapy of Cancer 2018

Scientific Rationale for Combining Cinrebafusp Alfa & Tucatinib 54 • Upregulates or stabilizes tumor cell surface HER2 expression2,3,4 • Increases clustering potential of cinrebafusp alfa on tumor cells to drive enhanced 4-1BB cross-linking Tyrosine kinase inhibitors (tucatinib) • Inhibits HER2 signaling AND activates tumor-specific T cells in tumor microenvironment Cinrebafusp Alfa – Dual MoA • Enhances inhibition of HER2 signaling by concurrent binding to HER2 on the tumor cell surface and TKI inhibition of the internal kinase signaling domain1 • In vitro, combination leads to significantly increased T cell activation in the presence of HER2-Low cell lines Complements Both MoAs 1 - Baselga J., Lancet, 2012 2 - Maruyama T., et al, Anticancer Res., 2011 3 - Scaltriti M., et al, Oncogene, 2009 4 - Hartmans, et al, Oncotarget,, 2017

Cinrebafusp Alfa and Tucatinib Combination Enhances T cell Activation 55 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0 50 100 150 200 #19074 | MKN-7 Concentration [nM] IL -2 [p g/ m l] bg12 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0 100 200 300 #19074 | HT-29 Concentration [nM] IL -2 [p g/ m l] bg1bg2 PRS-343 PRS-343 + tucatinib Tras-IgG4 Tras-IgG4 + tucatinib urelumab urelumab + tucatinib 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0 1000 2000 3000 #19074 | SK-BR-3 Concentration [nM] IL -2 [p g/ m l] bg1 bg2 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0 50 100 150 200 250 #19074 | ZR-75-1 Concentration [nM] IL -2 [p g/ m l] bg12 PRS-343 PRS-343 + tucatinib Tras-IgG4 Tras-IgG4 + tucatinib urelumab urelumab + tucatinib Increased IL-2 secretion observed when cinrebafusp alfa was combined with fixed dose tucatinib in a co-culture assay with SK-BR-3 (high HER2), MKN-7, ZR-75-1 (medium HER2) and HT-29 (low HER2) tumor cell lines SK-BR-3 (HER2+++) MKN-7 (HER2++) HT-29 (HER2+) ZR-75-1 (HER2++) Human T cell Co-Culture Activation Assay

Cinrebafusp Alfa and Tucatinib Combination Leads to Enhanced 4-1BB Signaling 56 PRS-343 PRS-343 + tucatinib Tras-IgG4 Tras-IgG4 + tucatinib urelumab urelumab + tucatinibPRS-343 PRS-343 + tucatinib Tras-IgG4 Tras-IgG4 + tucatinib urelumab urelumab + tucatinib Increased 4-1BB signaling observed when cinrebafusp alfa was combined with fixed dose tucatinib in a reporter assay with SK-BR-3 (high HER2), MKN-7, ZR-75-1 (medium HER2) and HT-29 (low HER2) tumor cell lines 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0 200000 400000 600000 800000 Concentration [nM] R LU bg1 bg2 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0 200000 400000 600000 800000 Concentration [nM] R LU bg1 bg2 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0 200000 400000 600000 800000 Concentration [nM] R LU bg1 bg2 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0. 00 1 0. 00 4 0. 01 1 0. 03 4 0. 10 3 0. 30 9 0. 92 6 2. 77 8 8. 33 3 25 0 50000 100000 150000 200000 600000 800000 1000000 Concentration [nM] R LU bg1 bg2 SK-BR-3 (HER2+++) MKN-7 (HER2++) HT-29 (HER2+) ZR-75-1 (HER2++) (4-1BB Reporter Cell Assay)

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